UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2007

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida 32202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 4, 2007, CSX Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Credit Suisse Securities (USA) LLC and UBS Securities LLC, as representatives of the Underwriters named therein (the “Underwriters”) for the public offering of $400,000,000 aggregate principal amount of the Company’s 5.750% Notes due 2013 (the “2013 Notes”) and $600,000,000 aggregate principal amount of the Company's 6.250% Notes due 2018 (the “2018 Notes” and, together with the 2013 Notes, the “Notes”). The Notes were issued pursuant to an indenture, dated as of August 1, 1990, between the Company and The Bank of New York Trust Company, N.A., successor to JPMorgan Chase Bank, N.A., formerly The Chase Manhattan Bank, as trustee, as supplemented by a First Supplemental Indenture dated as of June 15, 1991, a Second Supplemental Indenture dated as of May 6, 1997, a Third Supplemental Indenture dated as of April 22, 1998, a Fourth Supplemental Indenture dated as of October 30, 2001, a Fifth Supplemental Indenture dated as of October 27, 2003, a Sixth Supplemental Indenture dated as of September 23, 2004, and a Seventh Supplemental Indenture dated as of April 25, 2007 (the “Indenture”), and an Action of Authorized Pricing Officers dated September 4, 2007. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3ASR (Registration No. 333-140732) which became effective February 15, 2007. On September 6, 2007, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Act, its Prospectus, dated February 15, 2007, and Prospectus Supplement, dated September 4, 2007, pertaining to the offering and sale of the Notes.

The form of the 2013 Note and the form of the 2018 Notes are filed as Exhibits 4.2 and 4.3, respectively, to this Report, and are incorporated by reference in this Report.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits required to be filed by Item 601 of Regulation S-K.

The following exhibits are filed as a part of this Report.

Exhibit No.	Description
1.1
Underwriting Agreement, dated September 4, 2007, among CSX Corporation and Barclays Capital Inc., Credit Suisse Securities (USA) LLC and UBS Securities LLC, as representatives of the underwriters named therein.

4.1	Action of Authorized Pricing Officers of CSX Corporation dated September 4, 2007.
4.2	Form of 2013 Note.
4.3	Form of 2018 Notes.
5.1	Opinion of Cravath, Swaine & Moore LLP as to the validity of the Notes.
12.1	Calculation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Cravath, Swaine & Moore LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSX CORPORATION

Date: September 10, 2007	By:	/s/ David A. Boor
David A. Boor Vice President-Tax and Treasurer